UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

To the extent required by Item 5.02(e), the information contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2019, the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Cocrystal Pharma, Inc. (the “Company”) was held. At the 2019 Annual Meeting, the Company’s stockholders voted on (i) the election of six members of the Company’s Board of Directors for a one-year term expiring at the next annual meeting of stockholders (Proposal 1); (ii) approval of an amendment to the Cocrystal Pharma, Inc. 2015 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares under the Plan by 2,294,762 shares of common stock to a total of 5,000,000 shares of common stock (Proposal 2); and (iii) ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal 3), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

Set forth below are the voting results on each matter submitted to the stockholders at the 2019 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following six individuals as directors to hold office until the next annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Gary Wilcox	22,171,879	11,487	4,177,938
Mr. Todd Brady	22,172,545	10,821	4,177,938
Dr. Phillip Frost	21,460,606	722,760	4,177,938
Dr. Jane Hsiao	21,571,155	612,211	4,177,938
Dr. Anthony Japour	22,171,875	11,491	4,177,938
Mr. Steven Rubin	21,014,544	1,168,822	4,177,938

Proposal 2. The Company’s stockholders voted to approve an amendment to the Plan to increase the number of authorized shares under the Plan by 2,294,762 shares of common stock to a total of 5,000,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,298,019	9,884,690	657	4,177,938

Proposal 3. The Company’s stockholders voted to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
26,263,772	70,392	27,140

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: June 25, 2019	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer